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                                                                      EXHIBIT 11

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" in the Prospectus and the related Statement of Additional Information in Post-Effective Amendment No. 44 to the Registration Statement of Nicholas-Applegate Mutual Funds.


Los Angeles, California
July 11, 1997